MET INVESTORS SERIES TRUST

SUPPLEMENT DATED NOVEMBER 20, 2012

TO THE

PROSPECTUS DATED APRIL 30, 2012

LAZARD MID CAP PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved a change of subadviser for the Lazard Mid Cap Portfolio (the “Portfolio”) from Lazard Asset Management LLC (“Lazard”) to Neuberger Berman Management LLC (“Neuberger Berman”) to be effective November 26, 2012, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and Neuberger Berman. Effective November 26, 2012, the name of the Portfolio will change to MLA Mid Cap Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Prospectus to Lazard will change to Neuberger Berman. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to Lazard and to the Portfolio by its original name in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective November 26, 2012:

In the Portfolio Summary, the disclosure in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

High total return, consisting principally of capital appreciation.

In the Portfolio Summary, the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Neuberger Berman Management LLC (“Neuberger Berman”), subadviser to Portfolio, invests, under normal circumstances, at least 80% of the Portfolio’s net assets in equity securities, including convertible securities, of mid-cap companies. The Portfolio considers a company to be a mid-cap company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Portfolio may continue to hold or buy additional shares of a company that no longer is of comparable size if Neuberger Berman continues to believe that those shares are an attractive investment. The Portfolio seeks to reduce risk by diversifying among many companies and industries. Although the Portfolio mainly invests in common stocks of mid-cap companies, it may invest in companies of any capitalization.

Stock Selection

Neuberger Berman generally looks for undervalued companies whose current market shares and balance sheets are strong. Factors in identifying these firms may include:

•	Above-average returns.

•	An established market niche.

•	Circumstances that would make it difficult for new competitors to enter the market.

•	The ability to finance their own growth.

•	Sound future business prospects.

This approach is designed to let the Portfolio benefit from potential increases in stock prices, while limiting the risks typically associated with small-capitalization stocks. At times, Neuberger Berman may emphasize certain sectors that it believes will benefit from market or economic trends.

Neuberger Berman generally follows a disciplined selling strategy and may sell a stock when it reaches a target price, when the company’s business fails to perform as expected, or when other opportunities appear more attractive.

The section entitled “Primary Risks” is deleted in its entirety and replaced with the following:

Market Risk. The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk. Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category may be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of smaller companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk. Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Focused Investment Risk. Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

In the Portfolio Summary, the second paragraph in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

The bar chart below shows you the performance of the Portfolio’s Class B shares for the last ten calendar years and indicates how it has varied from year to year. The Portfolio can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of the chart. The table below compares the Portfolio’s average annual compounded total returns for each class with index returns. For more information about indexes, please see “Index Description” in the Prospectus. It is not possible to invest directly in an index. Effective November 26, 2012, Neuberger Berman became the subadviser to the Portfolio. Investment performance prior to that date is attributable to the Portfolio’s former investment subadvisers.

The disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Neuberger Berman Management LLC (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers. Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer and Brett S. Reiner have managed the Portfolio since November 2012. Ms. Vale and Mr. D’Alelio are Co-Managers of the Portfolio. Messrs. Bowyer and Reiner are Associate Managers of the Portfolio.

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The disclosures in the section entitled “Primary Risks of Investing in the Portfolio” is deleted in its entirety and replaced with the following:

Market Risk

A Portfolio’s share price can fall because of, among other things, weakness in the broad market, a particular industry or specific holding, or changes in general economic conditions, such as prevailing interest rates and investor sentiment. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The value of a particular investment may fall as a result of factors directly relating to the company that issued the investment, such as decisions made by its management or lower demand for the company’s products or services. A security’s value may also fall because of factors affecting not just the company but also companies in the same industry or in a number of different industries such as increases in production costs. In addition, an assessment by a Portfolio’s Subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. A Portfolio could also miss attractive investment opportunities if its Subadviser underweights markets or industries where there are significant returns, and could lose value if the Subadviser overweights markets or industries where there are significant declines. Stocks and other equity securities are generally considered to be more volatile than fixed income securities.

Markets tend to move in cycles with periods of rising prices and periods of falling prices. Like the stock market generally, the investment performance of a Portfolio will fluctuate within a wide range, so an investor may lose money over short or even long periods.

Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities. During periods of extreme market volatility, prices of securities may be negatively impacted due to imbalances between market participants seeking to sell particular securities or similar securities and market participants willing or able to buy such securities. As a result, the market price of a security held by a Portfolio could decline at times without regard to the financial condition of or specific events impacting the issuer of the security.

Stocks purchased in initial public offerings (“IPOs”) have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on a Portfolio’s shares.

Market Capitalization Risk

Stocks fall into three broad market capitalization categories—large, medium and small. A Portfolio that invests primarily in one of these categories carries the risk that due to current market conditions that category may be out of favor with investors.

If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Investing in medium and small capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, fewer experienced managers, dependence on a few key employees, and a more limited trading market for their stocks, as compared with larger companies. In addition, securities of these companies are subject to the risk that, during certain periods, the liquidity of particular issuers or industries will shrink or disappear with little forewarning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Securities of medium and smaller capitalization issuers may therefore be subject to greater price volatility and may decline more significantly in market downturns than securities of larger companies. Smaller and medium capitalization issuers may also require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition, and may be susceptible to bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. There is typically less publicly available information about small capitalization companies.

Some small and medium capitalization companies also may be relatively new issuers, which carries risks in addition to the risks of other medium and small capitalization companies. New issuers may be more speculative because such companies are relatively unseasoned. These companies will often be involved in the development or marketing of a new product with no established market, which could lead to significant losses.

Investment Style Risk

Different investment styles tend to shift in and out of favor depending upon market and economic conditions, as well as investor sentiment. A Portfolio may outperform or underperform other funds that employ a different investment style. A Portfolio may also employ a combination of styles that impact its risk characteristics. Examples of different investment styles include growth and value.

Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential. Also, because growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor.

Value stocks are those which are undervalued in comparison to their peers due to adverse business developments or other factors. Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued by a Portfolio’s Subadviser may actually be appropriately priced or overvalued. Value oriented funds will typically underperform when growth investing is in favor.

Focused Investment Risk

A Portfolio that invests a substantial portion of its assets in a particular market, industry, group of industries, country, region, group of countries, asset class or sector generally is subject to greater risk than a portfolio that invests in a more diverse investment portfolio. In addition, the value of such a Portfolio is more susceptible to any single economic, market, political or regulatory occurrence affecting, for example, that particular market, industry, region or sector. This is because, for example, issuers in a particular market, industry, region or sector often react similarly to specific economic, market, regulatory, or political developments.

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In the subsection entitled “Additional Information About Management—The Subadviser,” the fourth paragraph and bullet points immediately following that paragraph are deleted in their entirety and replaced with the following:

Neuberger Berman Management LLC and its predecessor firms and affiliates have been managing money since 1939 and have specialized in the management of mutual funds since 1950. Neuberger Berman and its affiliates provide investment management services to mutual funds and securities accounts with assets as of September 30, 2012 of about $203 billion. Neuberger Berman is located at 605 Third Avenue, 2nd Floor, New York, New York 10158-0180.

Judith M. Vale, Robert W. D’Alelio, Michael L. Bowyer and Brett S. Reiner have been responsible for the day-to-day management of the Portfolio since November 2012. Each is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman, LLC. Ms. Vale and Mr. D’Alelio, Co-Managers of the Portfolio, have been senior members of Neuberger Berman’s Small Cap Group since they joined the firm in 1992 and 1996, respectively. Messrs. Bowyer and Reiner, Associate Managers of the Portfolio, have been members of Neuberger Berman’s Small Cap Group since 2001 and 2003, respectively. Mr. Bowyer joined the firm in 1996 and Mr. Reiner in 2000.

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